UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

ATRM HOLDINGS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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ATRM Holdings, Inc.
3050 Echo Lake Avenue, Suite 300

Mahtomedi, Minnesota 55115

November 6, 2015

Dear Shareholders:

It is our pleasure to invite you to the 2015 Annual Meeting of Shareholders of ATRM Holdings, Inc. We will hold the meeting on Thursday, December 3, 2015, at 4:00 p.m., local time, at our offices located at 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115.

We describe in detail the actions we expect to take at the annual meeting in the accompanying Notice of Annual Meeting of Shareholders and proxy statement.

Your vote is important. Whether or not you plan to attend the annual meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support of and continued interest in ATRM Holdings, Inc. We hope to see you at the meeting.

Sincerely,

/s/ Jeffrey E. Eberwein
Jeffrey E. Eberwein
Chairman of the Board

ATRM Holdings, Inc.
3050 Echo Lake Avenue, Suite 300
Mahtomedi, Minnesota 55115

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON December 3, 2015

Notice is hereby given that the 2015 annual meeting of shareholders (the “Annual Meeting”) of ATRM Holdings, Inc. (the “Company”) will be held on Thursday, December 3, 2015, at 4:00 p.m., local time, at our offices located at 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115, for the following purposes, as more fully described in the accompanying proxy statement:

1.	to elect each of Jeffrey E. Eberwein, Morgan P. Hanlon, Alfred John Knapp, Jr., Daniel M. Koch and Galen Vetter to serve until the Company’s 2016 annual meeting of shareholders and until their successors are duly elected and qualify;

2.	to ratify the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

3.	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and

4.	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Only shareholders of record at the close of business on October 28, 2015 are entitled to notice of, and to vote at, the Annual Meeting.

Your vote is extremely important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By order of the Board of Directors,

/s/ Jeffrey E. Eberwein
November 6, 2015	Jeffrey E. Eberwein
Mahtomedi, Minnesota	Chairman of the Board

Important Notice Regarding the Availability of Proxy Materials for the ATRM Holdings, Inc.
2015 Annual Meeting of Shareholders to be Held on December 3, 2015

The Proxy Statement, our form of proxy card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 are available on the Internet at www.icommaterials.com/ATRM

ATRM HOLDINGS, INC.

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished by the Board of Directors of ATRM Holdings, Inc. (the “Board”) in connection with the solicitation of proxies for use at the 2015 Annual Meeting of Shareholders (the “Annual Meeting”) to be held at our offices located at 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115, on Thursday, December 3, 2015, at 4:00 p.m., local time, and any adjournments thereof. This Proxy Statement, along with a Notice of Annual Meeting of Shareholders and either a proxy card or a voting instruction card, are being mailed to shareholders beginning on or about November 6, 2015.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “we,” “our,” “us” and “the Company” to refer to ATRM Holdings, Inc. and its subsidiaries.

Questions and Answers about
the Proxy Materials and the Annual Meeting

Q:	Why did I receive this Proxy Statement?

A:	The Board is soliciting your proxy to vote at the Annual Meeting because you were a shareholder at the close of business on October 28, 2015, the record date, and are entitled to vote at the Annual Meeting.

This Proxy Statement summarizes the information you need to know to vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the Board and its committees, the compensation of directors and certain executive officers, and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All shareholders may write to us at the following address to request an additional copy of these materials:

ATRM Holdings, Inc.
3050 Echo Lake Avenue, Suite 300
Mahtomedi, Minnesota 55115
Attention: Corporate Secretary

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Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “shareholder of record.” If you are a shareholder of record, this Proxy Statement, our 2014 Annual Report on Form 10-K (the “2014 Form 10-K”), and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. If you own shares held in street name, this Proxy Statement and the 2014 Form 10-K have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives. Since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting.

Q:	What am I voting on at the Annual Meeting?

A:	You are voting on the following proposals:

●	to elect five directors to serve until the Company’s 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualify;

●	to ratify the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015;

●	to vote on a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; and

●	to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The Board recommends a vote “FOR” the election of each of its nominees to the Board; “FOR” the ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers.

Q:	How do I vote?

A:	You may vote using any of the following methods:

●	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

●	By telephone or the Internet. If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative. Shareholders of record will not be able to vote by telephone or on the Internet.

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●	In person at the Annual Meeting. All shareholders may vote in person at the Annual Meeting. You may also be represented by another person at the Annual Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Annual Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

●	sending written notice of revocation to our Corporate Secretary;

●	submitting a new, proper proxy dated later than the date of the revoked proxy; or

●	attending the Annual Meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations as follows: “FOR” the election of each of its nominees to the Board; “FOR” the ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; and “FOR” the approval of a non-binding advisory resolution approving the compensation of our named executive officers.

Q:	Can my broker vote my shares for me without my instructions?

A:	Brokers may not use discretionary authority to vote shares on the election of directors or the compensation of the Company’s named executive officers if they have not received instructions from their clients. Please provide voting instructions on these proposals so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Annual Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors and the compensation of the Company’s named executive officers. If your broker returns a valid proxy but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

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Q:	What are the voting requirements with respect to each of the proposals?

A:	In the election of directors (Proposal No. 1), each director receiving a plurality of the affirmative (“FOR”) votes cast will be elected. You may withhold votes from any or all nominees.

The ratification of the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 (Proposal No. 2) and the approval of a non-binding advisory resolution to approve the compensation of the Company’s named executive officers (Proposal No. 3) require the affirmative (“FOR”) vote of the majority of the votes cast on the matter. Abstentions will not affect the outcome of the vote on these proposals.

If you own shares held in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum at the Annual Meeting, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of our common stock, par value $0.001 per share (“Common Stock”), that you hold. As of October 28, 2015, the record date, there were 2,266,219 shares of Common Stock outstanding.

Q:	Is cumulative voting permitted for the election of directors?

A:	We do not use cumulative voting for the election of directors.

Q:	What happens if a nominee for director does not stand for election?

A:	If for any reason any nominee does not stand for election, any proxies we receive will be voted in favor of the remaining nominees and may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that any of the nominees will not stand for election.

Q:	What happens if additional matters are presented at the Annual Meeting?

A:	Other than the three items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Jeffrey E. Eberwein and Daniel M. Koch, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting.

Q:	How many shares must be present or represented to conduct business at the Annual Meeting?

A:	A quorum will be present if at least a majority of the outstanding shares of our Common Stock entitled to vote at the Annual Meeting, totaling 1,133,110 shares, is represented at the Annual Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

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Q:	How can I attend the Annual Meeting?

A:	You are entitled to attend the Annual Meeting only if you were a shareholder of the Company as of the close of business on October 28, 2015, the record date, or if you hold a valid proxy for the Annual Meeting. You should be prepared to present photo identification for admittance. If you are a shareholder of record, your name will be verified against the list of shareholders of record on the record date prior to your admission to the Annual Meeting. If you are not a shareholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 28, 2015, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership. If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Annual Meeting.

The Annual Meeting will begin promptly on December 3, 2015, at 4:00 p.m., local time. You should allow adequate time for check-in procedures.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person at the Annual Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	What is the deadline for voting my shares?

A:	If you hold shares as the shareholder of record, your vote by proxy must be received before the polls close at the Annual Meeting.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee. You may vote these shares in person at the Annual Meeting only if at the Annual Meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?

A:	Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except (i) as necessary to meet applicable legal requirements, (ii) to allow for the tabulation of votes and certification of the vote and (iii) to facilitate a successful proxy solicitation. Occasionally, shareholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	How are votes counted?

A:	For the election of directors, you may vote “FOR” any or all nominees or your vote may be “WITHHELD” with respect to any or all nominees. For the other items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

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Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Annual Meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We have retained InvestorCom, Inc., at 65 Locust Avenue, New Canaan, CT 06840, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $6,000, plus out-of-pocket expenses. If you have questions about the Annual Meeting, please call InvestorCom at (203) 972-9300 or toll free at (877) 972-0090, or email them at info@investor-com.com.

We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives.

Q:	How can I obtain the Company’s corporate governance information?

A:	The following information is available in print to any shareholder who requests it:

●	Amended and Restated Articles of Incorporation

●	Bylaws, as amended

●	The charters of the following committees of the Board: the Audit Committee, the Nomination and Corporate Governance Committee and the Compensation Committee

●	Code of Business Conduct and Ethics

●	Policy regarding shareholder communications with the Board

Q:	How may I obtain the 2014 Form 10-K and other financial information?

A:	A copy of the 2014 Form 10-K is enclosed with this Proxy Statement. Shareholders may request another free copy of the 2014 Form 10-K and other financial information by contacting us at:

ATRM Holdings, Inc.
3050 Echo Lake Avenue, Suite 300
Mahtomedi, Minnesota 55115
Attention: Corporate Secretary

Alternatively, current and prospective investors can access the 2014 Form 10-K at www.icommaterials.com/ATRM. We will also furnish any exhibit to the 2014 Form 10-K if specifically requested. Our SEC filings are also available free of charge at the SEC’s website, www.sec.gov, and at the Investor Relations portion of our website, atrmholdings.com/about-us-investor-relations.

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Q:	What if I have questions for the Company’s transfer agent?

A:	Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Computershare
Mail Address: P.O. BOX 30170, College Station, TX, 77842
Overnight Delivery Address: 211 Quality Circle, Suite 210, College
Station, TX, 77845
Toll free for US and Canada: (800) 962-4284
Outside of US and Canada: 1 (781) 575-3120

Q:	Who can help answer my questions?

A:	If you have any questions about the Annual Meeting or how to vote or revoke your proxy, please contact InvestorCom at:

InvestorCom, Inc.
65 Locust Avenue
New Canaan, CT 06840
Telephone: (203) 972-9300 or Toll Free (877) 972-0090
Fax: (203) 966-6478
E-mail: info@investor-com.com

You also can contact us at:

ATRM Holdings, Inc.
3050 Echo Lake Avenue, Suite 300
Mahtomedi, Minnesota 55115
Attention: Corporate Secretary

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Proposal No. 1: Election of Directors

There are five nominees for election to the Board at the Annual Meeting: Jeffrey E. Eberwein, Morgan P. Hanlon, Alfred John Knapp, Jr., Daniel M. Koch and Galen Vetter. Each of the nominees currently serves as a director.

Each director is elected annually to serve until our next annual meeting of shareholders and until his or her successor is duly elected and qualifies. Except where authority to vote for directors has been withheld, it is intended that the proxies received pursuant to this solicitation will be voted “FOR” the nominees named below. If for any reason any nominee does not stand for election, such proxies will be voted in favor of the remainder of those named and may be voted for substitute nominees in place of those who do not stand. Management has no reason to expect that any of the nominees will not stand for election.

The following table and paragraphs set forth information regarding our executive officers and nominees for election to the Board, including the business experience for the past five years (and, in some instances, for prior years) of each of our executive officers and directors and the experiences and skills that led to the conclusion that the nominees should serve as directors.

Name	Age	Position

Jeffrey E. Eberwein	45	Chairman of the Board

Daniel M. Koch	62	President, Chief Executive Officer and Director

Paul H. Askegaard	63	Chief Financial Officer, Treasurer and Secretary

Morgan P. Hanlon	50	Director

Alfred John Knapp, Jr.	64	Director

Galen Vetter	64	Director

Jeffrey E. Eberwein joined our Board in January 2013. In addition to his service to the Company, he is the founder and chief executive officer of Lone Star Value Management, LLC (“Lone Star Value”), an investment firm. Prior to founding Lone Star Value in January 2013, Mr. Eberwein was a Portfolio Manager at Soros Fund Management from January 2009 to December 2011 and Viking Global Investors from March 2005 to September 2008. Mr. Eberwein is Chairman of the Board of Digirad Corporation; Crossroads Systems, Inc.; AMERI Holdings, Inc.; and Hudson Global, Inc. Mr. Eberwein also serves on the board of Novation Companies, Inc. Mr. Eberwein previously served on the board of The Goldfield Corporation from May 2012 to May 2013, On Track Innovations Ltd. from December 2012 to March 2014, and NTS, Inc. from December 2012 until its sale to a private equity firm was completed in June 2014. Mr. Eberwein served on the board of Hope for New York, a 501(c)3 organization dedicated to serving the poor in New York City from 2011 to 2014 where he was Treasurer and on the Executive Committee. Mr. Eberwein earned a MBA from The Wharton School, University of Pennsylvania and a BBA with High Honors from The University of Texas at Austin. Mr. Eberwein brings to our Board over 23 years of Wall Street experience and valuable public company and financial expertise, gained from both his employment history and directorships.

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Daniel M. Koch has served as our President and Chief Executive Officer since November 15, 2013, and has served on our Board since November 2013. Previous to that, Mr. Koch served as vice president – marketing since October 2012. From September 2010 to September 2012, Mr. Koch served as a Senior Account Manager for Delta Design – Rasco, a manufacturer of test handlers. From March 1991 to August 2010, Mr. Koch served as our vice president – worldwide sales. From March 1990 to March 1991, Mr. Koch served as the vice president of sales of Summation, Inc., a company involved with the testing of PC boards. From December 1973 to March 1990, Mr. Koch served in various sales positions and most recently as vice president of sales of Micro Component Technology, Inc. Mr. Koch’s extensive experience in sales and general management and knowledge of our products, our markets and our customers is invaluable to our Board.

Paul H. Askegaard has served as our Chief Financial Officer since December 2013, our Secretary since November 2013, and our Treasurer since February 1992. Previously, Mr. Askegaard served as our corporate controller from October 1986 to February 1992, as our assistant secretary from May 2000 to November 2013, and as a director from November 2013 to November 2015. Mr. Askegaard received his Bachelor of Science degree from the University of North Dakota. Mr. Askegaard is a licensed certified public accountant (inactive).

Morgan P. Hanlon has served on our Board since April 2014. Mr. Hanlon is the founder and since 2006 has served as the Managing Member of Casey Real Estate Investment, LLC, Casey Property Management, LLC and PhilMor Real Estate Investments, LLC, which acquire, own and operate commercial real estate, primarily in the self storage and multi-family sectors. Previously, Mr. Hanlon held investment banking positions with Wells Fargo Securities and Morgan Stanley. Mr. Hanlon earned a BS from the United States Military Academy at West Point and an MBA from the University of Pennsylvania, Wharton Graduate School of Business. Mr. Hanlon brings to the Board financial and investment expertise and experience, as well as business analysis acumen and advanced financial literacy.

Alfred John Knapp, Jr. has served on our Board since April 2014 and previously served on our Board from January 2013 to March 2013. Mr. Knapp has served as the President, Chief Executive Officer and principal shareholder of Andover Group, Inc. since 1978. Andover’s two main business lines are real estate development and investment management. He also is a Partner at CCM Opportunistic Partners, an investment fund that invests with emerging managers. Previously, Mr. Knapp served as the Chief Executive Officer and a director of ICO, Inc., a resin processor, from October 2005 to April 2010, when ICO was acquired by A. Schulman, Inc. He has served as a director of On Track Innovations Ltd., a company principally engaged in the design and development of cashless payment solutions, since December 2012. Mr. Knapp is a CFA and has served as a trustee of Annunciation Orthodox School in Houston, and is currently a trustee of the Armand Bayou Nature Center. Mr. Knapp is an honors graduate of Williams College. Mr. Knapp’s extensive corporate and business strategy experience makes him a valuable asset to the Board.

Galen Vetter joined our Board in January 2013. He is currently a private investor and professional corporate director. In his career Mr. Vetter served as president of Rust Consulting, Inc. (December 2008 to May 2012), as global chief financial officer of Franklin Templeton Investment Funds (April 2004 to November 2008) and in numerous roles at McGladrey (June 1973 to March 2004). In addition to our Board, Mr. Vetter currently serves as a member on the Advisory Board of Directors of Land O’Lakes and serves on the board of Alerus Financial, Crossroads Systems, Inc. and Hill Capital Corporation. Mr. Vetter is a licensed certified public accountant (inactive). Mr. Vetter is a member of the National Association of Corporate Directors, including being Board Leadership Fellow certified. Mr. Vetter received his Bachelor of Science degree from the University of Northern Iowa. Mr. Vetter brings to our Board diverse management experience including financial, analytical, information management, strategy and team development. In addition to Mr. Vetter’s extensive financial experience, our Board benefits from Mr. Vetter’s enterprise risk management and international business experience.

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Family Relationships

There are no family relationships among our executive officers and directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our directors, executive officers and holders of more than 10% of our Common Stock to file with the SEC initial reports of ownership and reports of changes in the ownership of Common Stock and other equity securities of the Company. Such persons are required to furnish us with copies of all Section 16(a) filings.

Based solely upon a review of the copies of the forms furnished to us, we believe that our directors, officers and holders of more than 10% of our Common Stock complied with all applicable filing requirements during the 2014 fiscal year, except as follows: Galen Vetter filed a Form 4 on April 15, 2014 reporting one transaction that occurred on January 7, 2014 and Jeffrey E. Eberwein filed a Form 4 on April 4, 2014 reporting one transaction that occurred on April 1, 2014.

Related Person Transactions and Certain Relationships

Jeffrey E. Eberwein and Lone Star Value

Jeffrey E. Eberwein, our Chairman of the Board, is the manager of Lone Star Value Investors GP, LLC (“LSVGP”), the general partner of Lone Star Value Investors, LP (“LSVI”) and Lone Star Value Co-Invest I, LP (“LSV Co-Invest I”), and sole member of Lone Star Value Management, LLC (“LSVM”), the investment manager of LSVI. As of October 28, 2015, LSVI owned a total of 1,067,885 shares of Common Stock, or approximately 47% of the shares outstanding.

In order to finance our acquisition of our KBS business, on April 1, 2014, we entered into a Securities Purchase Agreement with LSVI pursuant to which it purchased for $6.5 million in cash, an unsecured promissory note made by the Company in the principal amount of $6.0 million (the “April 2014 LSVI Promissory Note”), bearing interest at 10.0% per annum, with interest payable semiannually and any unpaid principal and interest due on April 1, 2019, and an unsecured convertible promissory note made by the Company in the principal amount of $0.5 million (the “LSVI Convertible Promissory Note”), bearing interest at 5.0% per annum, with interest payable semiannually and any unpaid principal and interest due on April 1, 2019. At any time after July 30, 2014, at LSVI’s option, the unpaid principal amount of the LSVI Convertible Promissory Note could be converted into shares of our Common Stock at $4.66 per share. On October 7, 2014 the LSVI Convertible Promissory Note was converted into 107,297 shares of our Common Stock. ATRM may prepay the April 2014 LSVI Promissory Note at any time after a specified amount of advance notice to LSVI. A principal payment of $1.0 million was made on the April 2014 LSVI Promissory Note on December 30, 2014.

On May 9, 2014, as provided for in the April 2014 Securities Purchase Agreement, we entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with LSVI. The Registration Rights Agreement provides LSVI with certain demand and piggyback registration rights, effective at any time after July 30, 2014, with respect to the shares of our Common Stock issuable upon the conversion of the LSVI Convertible Promissory Note.

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In order to provide additional working capital to the Company, we entered into two Securities Purchase Agreements with LSV Co-Invest I and one additional Securities Purchase Agreement with LSVI. Pursuant to these agreements, LSV Co-Invest I purchased for $2.5 million in cash, an unsecured promissory note, dated July 21, 2014, made by the Company in the principal amount of $2.5 million, and for $2.0 million in cash, an unsecured promissory note, dated September 19, 2014, made by the Company in the principal amount of $2.0 million, and LSVI purchased for $1.0 million in cash, an unsecured promissory note, dated February 25, 2015, made by the Company in the principal amount of $1.0 million. Each of these notes bears interest at 10.0% per annum, with interest payable semiannually in January and July and any unpaid principal and interest is due on April 1, 2019. Except for the principal amounts, the terms of these promissory notes are identical to the terms of the April 2014 LSVI Promissory Note. The LSVI promissory note dated February 25, 2015 was repaid on September 21, 2015.

ATRM’s entry into the Securities Purchase Agreements with LSVI and LSV Co-Invest I were approved by a Special Committee of our Board consisting solely of independent directors.

Procedures for Review and Approval of Transactions with Related Parties

All transactions between us and any of our officers, directors, director nominees, principal shareholders or their immediate family members are required to be reviewed and approved by the Audit Committee. Such policy and procedures are set forth in the Audit Committee charter.

Vote Required

Each nominee receiving a plurality of the affirmative (“FOR”) votes cast at the Annual Meeting will be elected to the Board.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the election of each of its nominees to the Board to serve until the Company’s 2016 Annual Meeting of Shareholders and until their successors are duly elected and qualify.

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Proposal No. 2: Ratification of Appointment of Independent Registered
Public Accounting Firm

The Audit Committee has appointed Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015. Although this appointment does not require ratification, the Board has directed that the appointment of Boulay PLLP be submitted to shareholders for ratification due to the significance of the appointment. If shareholders do not ratify the appointment of Boulay PLLP, the Audit Committee will consider the appointment of another independent registered public accounting firm.

Boulay PLLP served as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2014 and 2013. A representative of Boulay PLLP is expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to respond to appropriate questions.

Change in Independent Registered Public Accounting Firm

We engaged Boulay PLLP as our new independent registered public accounting firm on December 30, 2013, following our dismissal of Grant Thornton LLP on December 23, 2013. The dismissal of Grant Thornton LLP was approved by the Audit Committee. The reports of Grant Thornton LLP on our financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the fiscal years ended December 31, 2012 and 2011 and through the date of their dismissal, (i) there were no disagreements with Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused it to make reference to such disagreement in its reports and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Audit and Non-Audit Fees

The following table presents aggregate fees billed for professional services rendered by Boulay PLLP for fiscal years 2014 and 2013. There were no other professional services rendered or fees billed by Boulay PLLP for fiscal years 2014 or 2013.

Services Rendered	2014	2013
Audit Fees (1)	$176,000	$50,000
Audit-Related Fees (2)	18,725	—
Tax Fees (3)	53,595	—
All Other Fees (4)	156,278	—

(1)	These fees include the audits of our annual consolidated financial statements for fiscal years 2014 and 2013 and the reviews of our consolidated financial statements included in our Quarterly Reports on Form 10-Q and 10-Q/A for fiscal year 2014.

(2)	These fees are related to an acquisition and divestiture in 2014 and consultations related to contingent consideration and discontinued operations.

(3)	These fees are related to the preparation of our 2013 federal and state income tax returns and consultations regarding Section 382 of the Code.

(4)	These fees are related to the audits of the historical financial statements of an acquired business.

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Pre-Approval Policies and Procedures

All services provided by our independent registered public accounting firms are subject to pre-approval by our Audit Committee. The Audit Committee has authorized each of its members to approve services by our independent registered public accounting firms in the event there is a need for such approval prior to the next full Audit Committee meeting. The Audit Committee has also adopted policies and procedures that are detailed as to the particular service and that do not include delegation of the Audit Committee’s responsibilities to management under which management may engage our independent registered public accounting firm to render audit or non-audit services. Any interim approval given by an Audit Committee member and any such engagement by management must be reported to the Audit Committee no later than its next scheduled meeting. Before granting any approval, the Audit Committee (or a committee member if applicable) gives due consideration to whether approval of the proposed service will have a detrimental impact on the independence of the independent registered public accounting firm. The full Audit Committee then serving pre-approved all services provided by Boulay PLLP in fiscal year 2014.

Vote Required

The affirmative (“FOR”) vote of the majority of the votes cast on the matter at the Annual Meeting is required to ratify the appointment of Boulay PLLP as our registered public accounting firm for the fiscal year ending December 31, 2015.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the ratification of the appointment of Boulay PLLP as our independent registered public accounting firm for the fiscal year ending December 31, 2015.

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Proposal No. 3: Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the “Dodd-Frank Act,” enables shareholders to vote to approve, on an advisory, non-binding basis, the compensation of the named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules.

We are asking shareholders to indicate their support for the compensation of our named executive officers named in the “Summary Compensation Table” included in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to express their views on the compensation of our named executive officers. Accordingly, we will ask shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2015 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Board. The Board and the Compensation Committee value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative (“FOR”) vote of the majority of the votes cast on the matter at the Annual Meeting is required to approve the compensation of our named executive officers.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the adoption of the resolution approving the compensation of the Company’s named executive officers.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of October 28, 2015, by:

●	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding Common Stock;

●	each of our directors and named executive officers; and

●	all of our directors and executive officers as a group.

The amounts and percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. The information relating to our 5% beneficial owners is based on information we received from such holders. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise set forth below, the address of the persons listed below is c/o ATRM Holdings, Inc., 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115, and each of the persons listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of Common Stock.

Name of Beneficial Owner	Number of Shares of Common Stock		Percentage of Outstanding Common Stock (1)
5% or Greater Shareholders
Lone Star Value Investors, LP	1,067,885	(2)	47.1%

Directors and Named Executive Officers
Jeffrey E. Eberwein	1,077,885	(3)	47.6%
Daniel M. Koch	19,010	(4)	*
Paul H. Askegaard	23,000	(5)	1.0%
Morgan P. Hanlon	10,000		*
Alfred John Knapp, Jr.	10,000		*
Galen Vetter	20,185		*
All executive officers and directors as a group (6 persons)(6)	1,160,080	(6)	50.9%

* Represents holdings of less than 1% of shares outstanding.

(1)	The applicable percentage of ownership for each beneficial owner is based on 2,266,219 shares of Common Stock outstanding as of October 28, 2015. Shares of our Common Stock issuable upon exercise of options, warrants or other rights or the conversion of other convertible securities beneficially owned that are exercisable or convertible within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)	Represents 1,067,885 shares of Common Stock owned directly by LSVI. LSVGP is the general partner of LSVI. LSVM is the investment manager of LSVI. Jeffrey E. Eberwein, the Chairman of our Board of Directors, as the manager of LSVGP and sole member of LSVM, may be deemed the beneficial owner of these securities. Mr. Eberwein disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein. The principal business address of LSVI is 53 Forest Avenue, 1st Floor, Old Greenwich, Connecticut 06870.

(3)	Represents 10,000 unvested restricted shares of Common Stock owned directly by Mr. Eberwein and 1,067,885 shares of Common Stock owned directly by LSVI. Mr. Eberwein, the Chairman of our Board of Directors, as the manager of LSVGP and sole member of LSVM, may be deemed the beneficial owner of the securities owned by LSVI. Mr. Eberwein disclaims beneficial ownership of such securities, except to the extent of his pecuniary interest therein.

(4)	Includes 5,500 shares of Common Stock issuable upon exercise of options.

(5)	Includes 8,000 shares of Common Stock issuable upon exercise of options.

(6)	Includes 13,500 shares of Common Stock issuable upon exercise of options.

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Corporate Governance

Director Independence

The Board has determined that all of our non-employee directors, other than Mr. Eberwein, are independent within the meaning of SEC and Nasdaq rules. The Board has also determined that all directors serving on the Audit Committee, the Compensation Committee and the Nomination and Corporate Governance Committee are independent within the meaning of SEC and Nasdaq rules.

Board and Committee Meetings

During the fiscal year ended December 31, 2014, the Board met or took action in writing nine times, the Audit Committee met or took action in writing six times, the Compensation Committee met or took action in writing two times and the Nomination and Corporate Governance Committee met or took action in writing two times. Each of the directors then serving attended at least 75% or more of the aggregate of (i) the total number of meetings of the Board (held during the period for which he served as a director), and (ii) the total number of meetings held by all committees of the Board on which he served (during the periods that he served on such committees). All of our then-incumbent directors attended our 2014 annual meeting of shareholders.

We have no written policy regarding director attendance at annual meetings of shareholders.

Board Committees

Our Board has three standing committees to assist it with its responsibilities. These committees are described below.

Audit Committee. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the consolidated financial statements of the Company. The Audit Committee is also charged with the review and approval of all related party transactions involving the Company. The current members of the Audit Committee are Messrs. Vetter, Hanlon and Knapp. Mr. Vetter currently serves as Chairman of the Audit Committee. The Board has determined that all members of the Audit Committee are audit committee financial experts, as defined by the Exchange Act, based on their past business experience and financial certifications. The Audit Committee charter is posted in the “About Us – Governance” section of our website at atrmholdings.com.

Compensation Committee. The duties and responsibilities of the Compensation Committee include, among other things, reviewing and approving the Company’s general compensation policies, setting compensation levels for the Company’s executive officers, setting the terms of and grants of awards under share-based incentive plans and retaining and terminating executive compensation consultants. The current members of the Compensation Committee are Messrs. Knapp, Hanlon and Vetter. Mr. Knapp currently serves as Chairman of the Compensation Committee. The Compensation Committee charter is posted in the “About Us – Governance” section of our website at atrmholdings.com.

Nomination and Corporate Governance Committee. The duties and responsibilities of the Nomination and Corporate Governance Committee include, among other things, assisting the Board in identifying individuals qualified to become Board members and recommending director nominees for the next annual meeting of shareholders, and taking a leadership role in shaping the corporate governance of the Company. The current members of the Nomination and Corporate Governance Committee are Messrs. Hanlon, Knapp and Vetter. Mr. Hanlon currently serves as Chairman of the Nomination and Corporate Governance Committee. The Nomination and Corporate Governance Committee charter is posted in the “About Us – Governance” section of our website at atrmholdings.com.

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Director Nominations

The Nomination and Corporate Governance Committee evaluates and recommends candidates for membership on the Board consistent with the criteria established by the committee. The Nomination and Corporate Governance Committee has not formally established any specific, minimum qualifications that must be met by each candidate for the Board or specific qualities or skills that are necessary for one or more of the members of the Board to possess. However, the Nomination and Corporate Governance Committee, when considering a candidate, will factor into its determination the following qualities of a candidate: educational background; diversity of professional experience, including whether the person is a current or former CEO or CFO or the head of a division of a successful company; knowledge of our business; integrity; professional reputation; strength of character; mature judgment; relevant technical experience; diversity; independence; wisdom; and ability to represent the best interests of our shareholders. The Nomination and Corporate Governance Committee may also consider such other factors as it may deem to be in the best interests of the Company and our shareholders.

The Nomination and Corporate Governance Committee uses the same criteria for evaluating candidates nominated by shareholders and self-nominated candidates as it does for those proposed by other Board members, management and search companies. For more information on how shareholders can nominate candidates for election as directors, see “Shareholder Proposals” below.

The Nomination and Corporate Governance Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, thereby balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board up for re-election at an upcoming annual meeting of shareholders does not wish to continue in service, the Nomination and Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Nomination and Corporate Governance Committee and Board will be polled for suggestions as to individuals meeting the criteria of the Nomination and Corporate Governance Committee. Research may also be performed to identify qualified individuals. If the Nomination and Corporate Governance Committee believes that the Board requires additional candidates for nomination, it may explore alternative sources for identifying additional candidates. Alternative sources may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

While we do not have a specific policy related to Board diversity, the Board seeks nominees with a broad diversity of experience, expertise and backgrounds. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities and meet its objectives. Nominees are not discriminated against on the basis of race, gender, religion, national origin, sexual orientation, disability or any other basis prescribed by law.

Board Leadership Structure

The Board is led by Jeffrey E. Eberwein, our Chairman of the Board since November 2013. The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the then-current position and direction of the Company and the membership of the Board. The Board has determined that separating the roles of Chief Executive Officer and Chairman of the Board is in the best interests of the Company’s shareholders at this time. This structure permits the Chief Executive Officer to focus exclusively on the management of our day-to-day operations and the Board to provide appropriate oversight.

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Board Role in Risk Oversight

Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s three committees, each of which examines various components of enterprise risk as part of its responsibilities. Members of each committee report to the full Board at the next Board meeting regarding risks discussed by such committee. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which covers a wide range of business practices and procedures and is intended to ensure to the greatest extent possible that our business is conducted in a consistently legal and ethical manner. The Code of Ethics is consistent with how we have always conducted our business and applies to all of our directors, officers and other employees, including our principal executive officer and principal financial and accounting officer. A copy of the Code of Ethics is publicly available on our website at atrmholdings.com/about-us-governance-documentation. We intend to promptly disclose on our website any grant of waivers from or amendments to a provision of the Code of Ethics following such amendment or waiver.

Shareholder Communications with the Board

Any shareholder wishing to do so may communicate directly with the Board or specified individual directors by writing to:

Board of Directors (or name of individual director)

c/o Corporate Secretary

ATRM Holdings, Inc.

3050 Echo Lake Avenue, Suite 300

Mahtomedi, Minnesota 55115

All communications that are reasonably related to the Company or its business will be directed by the Corporate Secretary to the Board, or particular Board members, not later than the next regularly scheduled meeting of the Board. Notwithstanding the foregoing, the Corporate Secretary has the authority to discard or disregard or take other appropriate actions with respect to any inappropriate communications, such as unduly hostile, illegal or threatening communications.

Additionally, the Audit Committee has established procedures for the receipt, retention and confidential treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for confidential, anonymous submissions by employees with respect to such matters. Employees and shareholders may raise a question or concern to the Audit Committee regarding accounting, internal accounting controls or auditing matters by writing to:

Chairman, Audit Committee

c/o Corporate Secretary

ATRM Holdings, Inc.

3050 Echo Lake Avenue, Suite 300

Mahtomedi, Minnesota 55115

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Audit Committee Report

The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2014 with both management and Boulay PLLP, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2014 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with Boulay PLLP the matters required to be discussed by Statement on Auditing Standard No. 16, “Communications with Audit Committees,” issued by the Public Company Accounting Oversight Board. Boulay PLLP reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of December 31, 2014 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by Boulay PLLP.

Boulay PLLP provided a report to the Audit Committee describing Boulay PLLP’s internal quality-control procedures and related matters. Boulay PLLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding Boulay PLLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with Boulay PLLP its independence. When considering Boulay PLLP’s independence, the Audit Committee considered, among other matters, whether Boulay PLLP’s provision of non-audit services to the Company is compatible with maintaining the independence of Boulay PLLP. All audit and permissible non-audit services in 2014 and 2013 were pre-approved pursuant to these procedures.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014.

AUDIT COMMITTEE

Galen Vetter (Chairman)
Morgan P. Hanlon
Alfred John Knapp, Jr.

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Executive Compensation

Summary Compensation Table

The following table sets forth the cash and non-cash compensation for the fiscal years ended December 31, 2014 and December 31, 2013 earned by our named executive officers:

Name and Principal Position (1)	Year	Salary ($)	Total ($)
Daniel M. Koch	2014	128,743	128,743
President and Chief Executive Officer	2013	128,743	128,743

Paul H. Askegaard	2014	138,280	138,280
Chief Financial Officer, Treasurer and Secretary	2013	138,280	138,280

(1)	Mr. Koch was appointed President and Chief Executive Officer effective November 15, 2013. Mr. Askegaard was appointed Chief Financial Officer effective December 23, 2013.

Employment Agreements

Each of the Company’s current executive officers, Messrs. Koch and Askegaard, are employees “at will” and do not have employment agreements with the Company.

Outstanding Equity Awards at Fiscal Year End

The following table sets forth equity incentive plan awards for each named executive officer outstanding as of the end of our last completed fiscal year:

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($) (1)	Option Expiration Date
Daniel M. Koch	5,500	(2)	—	6.10	11/1/2017

Paul H. Askegaard	3,000	(3)	—	23.50	8/26/2015
	5,500	(4)	—	7.75	3/19/2017
	2,500	(5)	—	5.20	11/20/2017

(1)	All option share and exercise price amounts reflect the one-for-10 reverse stock split we implemented effective October 11, 2013.

(2)	The stock option was granted on November 1, 2012. The stock option became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with an activist shareholder group that triggered an accelerated vesting provision in Mr. Koch’s change of control agreement.

(3)	The stock option was granted on August 26, 2010. The stock option became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with an activist shareholder group that triggered an accelerated vesting provision in Mr. Askegaard’s change of control agreement.

(4)	The stock option was granted on March 19, 2012. The stock option became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with an activist shareholder group that triggered an accelerated vesting provision in Mr. Askegaard’s change of control agreement.

(5)	The stock option was granted on November 20, 2012. The stock option became fully exercisable effective March 13, 2013 as a result of an agreement we entered into with an activist shareholder group that triggered an accelerated vesting provision in Mr. Askegaard’s change of control agreement.

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Potential Payments Upon Termination or Change of Control

Effective as of January 6, 2004, or upon their later employment, we entered into Change of Control Agreements (each a “Change of Control Agreement”) with certain of our executives, including the named executive officers, that provide for severance pay and other benefits in the event of a change of control. The Change of Control Agreements provide for severance payments of two times the executive’s annual base salary in the event the executive’s employment is terminated, either voluntarily with “good reason” or involuntarily, during the two-year period following a change of control. The severance payments are to be made over 24 months following the date of employment termination according to our regular payroll practices and policies. An executive receiving severance payments is also entitled to reimbursement of the employer portion of group medical and group dental premiums under COBRA continuation coverage. The Change of Control Agreements also provide for immediate vesting of all unvested options outstanding to the executive upon a change of control. In January 2008, the Change of Control Agreements were amended to conform to Section 409A of the Internal Revenue Code.

For purposes of the Change of Control Agreements, a change of control was deemed to occur upon:

●	the sale or other transfer of all or substantially all of our assets;

●	the approval by our shareholders of a liquidation or dissolution of the company;

●	any person, other than a bona fide underwriter, becoming the owner of more than 40% of our outstanding shares of Common Stock;

●	a merger, consolidation or exchange involving the company, but only if our shareholders prior to such transaction own less than 65% of the combined voting power of the surviving or acquiring entity following the transaction; or

●	the “continuity” members of our board, being the incumbent members of our board as of the end of 2012 and future members of our board who were approved by at least a majority of our continuity members, ceasing to constitute at least a majority of the board.

Effective March 13, 2013, we entered into an agreement with Concerned Aetrium Shareholders, a shareholder group, pursuant to which our Board was reconstituted to include three incumbent directors and three members of the shareholder group. This was deemed to constitute a change of control under the Change of Control Agreements, resulting in unvested options to purchase a total of 25,772 shares of our Common Stock held by executives becoming immediately and fully exercisable pursuant to the terms of the Change of Control Agreements.

21

Compensation of Non-Employee Directors

The following table sets forth the cash and non-cash compensation for our fiscal year ended December 31, 2014 awarded to or earned by our directors other than the named executive officers.

Name	Fees Earned or Paid in Cash ($)	Total ($)
Jeffrey E. Eberwein	—	—
Morgan P. Hanlon	—	—
Alfred John Knapp, Jr.	—	—
Galen Vetter	2,500	2,500
Richard K. Coleman, Jr. (1)	2,500	2,500

(1)	Mr. Coleman, Jr. resigned from our board of directors in April 2014.

At the present time, our directors receive no cash compensation for their services as members of the Board, although their out-of-pocket expenses incurred on our behalf are reimbursed. Messrs. Vetter and Coleman received $2,500 each in cash as compensation for their service on a special committee of the Board created in connection with the KBS acquisition.

22

Shareholder Proposals

Proposals of shareholders intended to be presented at the Company’s 2016 Annual Meeting of Shareholders (the “2016 Annual Meeting”) must be received by the Company at its principal executive offices on or before July 9, 2016 and must satisfy the requirements of the proxy rules promulgated by the SEC, in order to be included in our proxy statement and form of proxy relating to the 2015 Annual Meeting.

Under SEC rules, if the Company does not receive notice of a shareholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement. In connection with the 2016 Annual Meeting, if the Company does not have notice of a shareholder proposal on or before September 22, 2016, the Company will be permitted to use its discretionary voting authority as outlined above.

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board, and the cost thereof will be borne by us. We have retained InvestorCom, Inc., at 65 Locust Avenue, New Canaan, CT 06840, to act as a proxy solicitor in connection with the Annual Meeting at a cost of $6,000, plus out-of-pocket expenses. We will also reimburse brokerage firms and nominees for their expenses in forwarding proxy material to beneficial owners of our Common Stock. In addition, our officers and employees (none of whom will receive any compensation therefore in addition to their regular compensation) may solicit proxies. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, shareholders or their representatives.

Annual Report

The 2014 Form 10-K is being sent with this Proxy Statement to each shareholder and is available at www.icommaterials.com/ATRM. The 2014 Form 10-K contains audited consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2014. The 2014 Form 10-K, however, is not to be regarded as part of the proxy soliciting material.

23

ATRM HOLDINGS, INC.

ANNUAL MEETING OF SHAREHOLDERS – December 3, 2015

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of ATRM Holdings, Inc., a Minnesota corporation (the “Company”), hereby appoints Jeffrey E. Eberwein and Daniel M. Koch, each with full power of substitution, as proxies, to vote all capital stock of the Company that the shareholder would be entitled to vote on all matters that may properly come before the Company’s Annual Meeting of the Shareholders to be held at 4:00 p.m., local time, on Thursday, December 3, 2015 (the “Annual Meeting”) at the Company’s offices located at 3050 Echo Lake Avenue, Suite 300, Mahtomedi, Minnesota 55115, and any adjournments or postponements thereof. The undersigned shareholder hereby revokes any proxy or proxies heretofore given by the undersigned for the Annual Meeting.

This proxy when properly executed and returned will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted in accordance with the recommendations of the Board. The proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting in accordance with their discretion.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]

The Board recommends a vote FOR the election of the listed nominees and FOR Proposals 2 and 3.

1.	Election of nominees named below to the Board of Directors of the Company.

[ ]	FOR ALL NOMINEES.

[ ]	WITHHOLD AUTHORITY FOR ALL NOMINEES.

[ ]	FOR ALL EXCEPT
(See instructions below)

Nominees:	●	Jeffrey E. Eberwein
	●	Morgan P. Hanlon
	●	Alfred John Knapp, Jr.
	●	Daniel M. Koch
	●	Galen Vetter

INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

2.	To ratify the appointment of Boulay PLLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	To approve an advisory resolution regarding the compensation of the Company’s named executive officers.

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

This proxy may be revoked prior to the time it is voted by delivering to the Secretary of the Company either a written revocation or a proxy bearing a later date, or by appearing at the Annual Meeting and voting in person.

See reverse side for additional instructions

PLEASE ACT PROMPTLY

PLEASE SIGN AND DATE THIS PROXY CARD
AND RETURN IT IN THE ENCLOSED ENVELOPE TODAY

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [  ]

DATE: ________________________
(Signature of Shareholder)

DATE: ________________________
(Signature of Shareholder)

Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.